                                                                    EXHIBIT 10.6


                                SHAREHOLDER AGREEMENT

    THIS SHAREHOLDER AGREEMENT (the "Agreement") is made as of the 6th day of June, 1997 by and among Commerce Security Bancorp, Inc., a Delaware corporation (the "Company"), Madison Dearborn Capital Partners II, L.P., a Delaware limited partnership ("MDP"), Olympus Growth Fund II, L.P., a Delaware limited partnership ("Olympus I"), and Olympus Executive Fund, L.P., a Delaware limited partnership ("Olympus II" and collectively with Olympus I, "Olympus"), Dartmouth Capital Group, L.P., a Delaware limited partnership ("DCG"), Dartmouth Capital Group, Inc., a Delaware corporation and the sole general partner of DCG (the "General Partner"), Robert P. Keller ("Keller") and certain shareholders of the General Partner and other investor in DCG listed on SCHEDULE 1 hereto (collectively with Keller, the "DCG Shareholders"). MDP and Olympus are collectively referred to herein as the "Purchasers." The Purchasers, Keller and the Purchaser Shareholders (as defined herein) and each other Person (as defined herein) that is or becomes a party to this Agreement are collectively referred to herein as the "Shareholders."

    WHEREAS, the Purchasers have agreed to purchase as of the Funding Date certain securities of the Company and CSBI Capital Trust I, including Series A Capital Securities, Series B Preferred Stock (each as defined herein), Voting and Non-voting Special Common Stock, $.01 par value per share (collectively, the "Special Common Stock" and, together with the Series A Capital Securities and Series B Preferred Stock, the "Senior Securities") and certain warrants (collectively, the "Series B Warrants") to purchase shares of Class B Common Stock and Class C Common Stock (each as defined herein) pursuant to the Securities Purchase Agreement dated February 13, 1997, by and among the Company and its subsidiaries and each of the Purchasers (as amended by the First Amendment dated March 21, 1997, the Second Amendment dated April 11, 1997 and the Third Amendment dated June 5, 1997, the "Securities Purchase Agreement");

    WHEREAS, DCG has agreed to purchase as of the Funding Date Senior Securities and Warrants pursuant to that certain Standby Agreement (as defined in the Securities Purchase Agreement);

    WHEREAS, upon consummation of the sale of the Senior Securities, DCG and Keller will own shares of Class B Common Stock, $.01 par value per share, of the Company (the "Class B Common Stock"), representing a majority of the shares of Class B Common Stock then outstanding;

    WHEREAS, as a condition to the purchase and sale of the Senior Securities, the Purchasers, DCG and Keller have agreed that the CSBI Securities held by them and their successors be subject to certain transfer restrictions;

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    WHEREAS, as a condition to the purchase of the Senior Securities, the
Purchasers and DCG have agreed that the holders of Eligible Securities (as defined herein) have a Put Option (as defined herein) to put Eligible Securities to DCG under the circumstances specified in this agreement;

    WHEREAS, in consideration of the restrictions on the transfer of the CSBI Securities owned by DCG and the Put Option, the Purchasers and Keller have agreed to vote for the election of persons nominated by DCG to serve as directors of the Company;

    WHEREAS, as a condition to the purchase of the Senior Securities by the Purchasers, DCG and the DCG Shareholders have agreed to vote for the election of one person nominated by each Purchaser to serve as directors of the Company, subject to the satisfaction of the conditions precedent set forth in the Securities Purchase Agreement; and

    WHEREAS, the execution of this Agreement by the parties hereto is a material inducement to the purchase of Senior Securities by the Purchasers and DCG;

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

    1. CERTAIN DEFINITIONS. Capitalized terms contained in this Agreement and not otherwise defined herein shall have the meanings set forth in this
Section 1.

         "Affiliate" shall have the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act of 1934, as amended.

         "Amended and Restated Charter" shall mean the Amended and Restated Certificate of Incorporation of the Company.

         "Associate" shall have the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act of 1934, as amended.

         "BHC Act" means the Bank Holding Company Act of 1956, as amended, or any successor statute.

         "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday or Friday that banks in Los Angeles, California are not required or permitted by law to be closed.

         "Business Combination" shall mean any liquidation or reorganization (other than a liquidation or reorganization conducted in connection with any insolvency or bankruptcy

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    proceeding of the Company), or a merger or consolidation of the Company, or sale or other disposition of all or substantially all of the assets of the Company.

         "Call Securities" means the Senior Securities and the Series B Warrant that DCG purchased as of the Funding Date pursuant to Section 1(b) of the Securities Purchase Agreement and the Standby Agreement.

         "CSBI Securities" means any or all of the Common Stock, the Preferred Securities, the Series B Warrants and any other capital stock or equity or debt interest issued by the Company, which is or by its terms may be convertible into Common Stock.

         "Change in Control" shall mean the consummation of a Business Combination UNLESS immediately thereafter all of the following conditions are satisfied: (V) the holders of the Common Stock receive only common stock of the Resulting Company (which common stock of the Resulting Company shall, in the case of the Special Common Stock, and except with the prior approval of the holders of two-thirds of the Special Common Stock then outstanding, have all of the powers, preferences and rights of the Special Common Stock); (W) no Person (or group acting in concert within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act (a "Group")) beneficially owns (within the meaning of Rule 13d-3), directly or indirectly, twenty percent (20.0%) or more of, respectively, the then outstanding shares of common stock of the Resulting Company or the combined voting power of the voting securities entitled to vote generally in the election of directors ("Outstanding Voting Securities") of the Resulting Company, other than any Person or group that beneficially owned, directly or indirectly, twenty percent (20%) or more of the Common Stock immediately before such Business Combination; (X) no Person or Group beneficially owns, directly or indirectly, forty percent (40%) or more of, respectively, the then outstanding shares of the Resulting Company or the combined voting power of the then-Outstanding Voting Securities of the Resulting Company, excluding only a Person (or Group comprised of Persons) that beneficially owned, directly or indirectly, one percent (1%) or more of the Common Stock immediately following the initial issuance of the Company's Special Common Stock; (Y) not more than one-half of the members of the board of directors of the Resulting Company are Affiliates or Associates of any party to the Business Combination other than the Company, and not less than one-half of the members of the board of directors of the Resulting Company were members of the Board of Directors of the Company at the time the Company's Board of Directors authorized the Company to enter into the definitive agreement providing for such Business Combination; and (Z) Robert P. Keller has not ceased to be the Chief Executive Officer of the Resulting Company as a consequence of such Business Combination.

         "Common Stock" means any or all of the Special Common Stock, the Class B Common Stock, and the Class C Common Stock, or any other equity security of the

    Company or any Resulting Company that may be issued in exchange for any or all of such Common Stock.

         "Common Stock Equivalent" means a security that is characterized as a Common Stock Equivalent for purposes of generally accepted accounting principles then prevailing in the United States.

         "Company" shall mean Commerce Security Bancorp, Inc. and any Resulting Company.

         "DCG Shareholders" shall mean the holders of common stock of the General Partner and the other investor in DCG that are listed on SCHEDULE 1 to this Agreement.

         "Eligible Securities" shall mean the following securities held by a Purchaser Shareholder: (i) shares of any class of Common Stock acquired under the Securities Purchase Agreement or pursuant to Section 11 of this Agreement or upon exercise of a Series B Warrant, (ii) a Series B Warrant,
    (iii) Series B Preferred Stock that is acquired as of the Funding Date or pursuant to Section 11 of this Agreement or Common Stock acquired upon conversion of the Series B Preferred Stock, (iv) PIE Shares distributed with respect to any of the Preferred Securities, (v) any securities received in a Business Combination in exchange for any of the securities described in clauses (i), (ii), (iii) or (iv) of this sentence, or (vi) any securities issued upon the conversion, exchange, division, recombination or reclassification of any of the securities described in clauses (i), (ii),
    (iii), (iv) or (v) of this sentence. Neither the Series A Capital Securities nor any share of Series E Preferred Stock nor any Common Stock acquired upon the conversion or exchange of the Series A Capital Securities or Series E Preferred shall be Eligible Securities.

         "Employment Agreement" shall mean the Employment Agreement dated October 1, 1995 by and between the Company and Keller.

         "Exit Value" shall mean the per share value that would be received by a holder of Class B Common Stock if the Company were sold as a going concern to a single acquiror as of the date on which the Company receives the Put Exercise Notice. Without limiting the scope of the immediately preceding sentence, the Exit Value shall not reflect any discount as a consequence of the Eligible Securities representing a minority interest in the Company.

         "Family Member" shall mean any spouse, child, grandchild, parent or sibling of an individual Shareholder.

         "FRB" means the Federal Reserve Bank of San Francisco, the staff of the Board of Governors of the Federal Reserve System, or the Board of Governors of the Federal Reserve System, as applicable.

         "Funding Date" shall mean the date of the initial issuance of the Senior Securities pursuant to the Securities Purchase Agreement.

         "General Partner" shall have the meaning set forth in the preamble to this Agreement.

         "Liquidation Value" means, with respect to a Preferred Security, the Liquidation Value specified in the Amended and Restated Charter or, in the case of the Series A Capital Securities, the Declaration of Trust of CSBI Capital Trust I.

         "Permitted Assignee" shall mean (i) any Family Member, (ii) any guardian, conservator, executor or administrator of a Shareholder's estate,
    (iii) the trustees of any trust for the benefit of any Shareholder or such Shareholder's Family Member, (iv) any trust, partnership or other similar entity wholly-owned or solely controlled by such Shareholder to the extent, in each case, that such Person becomes a signatory hereof by executing the Affirmation Agreement attached hereto as EXHIBIT A.

         "Person" means an individual, bank, corporation, partnership, company, limited liability company, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any such individual or entity acting directly or indirectly, or through or in concert with, one or more such individuals or entities;

         "Preferred Securities" means any or all of the Series A Capital Securities, the Series B Preferred Stock and the Series E Preferred Stock.

         "Purchaser Assignee" means any direct or indirect transferee of Eligible Securities from any Purchaser Shareholder, if such transferee has become a signatory to this Agreement by executing the Affirmation Agreement attached hereto as EXHIBIT A.

         "Put Exercise Notice" shall have the meaning set forth in Section 7 of this Agreement.

         "Put Option" shall have the meaning set forth in Section 7 of this Agreement.

         "Purchaser Registration Agreement" shall mean the Registration Rights Agreement of even date herewith by and between the Company and MDP and Olympus.

         "Purchaser Shareholder" shall mean either Purchaser and any Purchaser Assignee.

         "Purchaser Shares" shall mean the Senior Securities and the shares issuable to the holders upon exercise of the Series B Warrants.

         "Qualified Holder" shall mean a Purchaser Shareholder that has delivered to the Secretary of the Company an opinion or memorandum of counsel, in form and substance reasonably satisfactory to the Company, or other reasonably satisfactory evidence, to the effect that such Purchaser Shareholder may beneficially own more than 14.9% of the outstanding Voting Securities of the Company and will acquire such shares in accordance with the BHC Act.

         "Qualified Offering" shall have the meaning set forth in the Amended and Restated Charter.

         "Resulting Company" shall mean the entity resulting from a Business Combination involving the Company (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries).

         "Sale of the Company" shall mean the consummation of a Business Combination constituting a Change in Control, if the holders of Common Stock on a fully-diluted basis immediately prior to the consummation of such transaction own less than one-third of the Common Stock of the Resulting Company on a fully-diluted basis immediately after the consummation of such transaction.

         "Section 4 Transfer" shall have the meaning set forth in Section 4 of this Agreement.

         "Section 5 Transfer" shall have the meaning set forth in Section 5 of this Agreement.

         "Senior Securities" shall have the meaning set forth in the recitals to this Agreement and shall include, to the extent then outstanding, Series E Preferred Stock.

         "Series A Capital Securities" shall have the meaning set forth the Securities Purchase Agreement.

         "Series A Transfer" shall have the meaning set forth the Securities Purchase Agreement.

         "Series B Preferred Stock" shall have the meaning set forth the Amended and Restated Charter.

         "Series B Warrants" shall have the meaning set forth in the recitals to this Agreement.

         "Series E Preferred Stock" shall have the meaning set forth the Amended and Restated Charter.

         "Settlement Date" means the date on which DCG is obligated to deliver payment for the Eligible Securities as to which the Put Option has been exercised, which date shall be the 180th day after DCG receives the Put Exercise Notice, unless extended in accordance with the terms of Section 7 of this Agreement; PROVIDED, HOWEVER, that if the Settlement Date would not otherwise occur on a Business Day, the Settlement Day shall be the immediately preceding Business Day.

         "Special Common Stock" shall have the meaning set forth in the recitals to this Agreement.

         "Special Common Liquidation Preference Amount" shall have the meaning set forth the Amended and Restated Charter.

         "Transfer" shall mean any sale, transfer, assignment, pledge or distribution, directly or indirectly, of or the grant of any lien on or other interest in the relevant securities.

         "Voting Securities" shall mean the shares of capital stock of the Company entitled to vote in an election of the directors of the Company, without giving effect to the exercise of any outstanding Common Stock Equivalents.

    2.   RESTRICTIONS ON TRANSFER OF ASSETS BY OR INTERESTS IN DCG.

    (a) Without the prior consent of the holders of at least two-thirds in value of the Eligible Securities (determined in the manner specified in Section 2(b) of this Agreement) then held by, collectively, the Purchasers, any Affiliates or Associates thereof, or any Purchaser Assignee, until the later of such time as (x) the respective obligations of the parties under Section 7 and
Section 10 of this Agreement no longer are in effect and (y) no Purchaser Shareholder holds any shares of Series A Capital Securities or Series E Preferred Stock:

      (i) DCG shall remain in existence and may not, directly or indirectly, Transfer any CSBI Securities or any other equity or debt instrument of the Company that it owns, now or in the future, except pursuant to a Series A Transfer or upon the exercise by one or both Purchasers of the right to purchase the Call Securities pursuant to Section 11 hereof or in accordance with a Section 4 Transfer to a Person that is not a partner of DCG or an Affiliate of such a partner; PROVIDED, HOWEVER, that in the case of a Section 4 Transfer, prior to the completion of such Transfer the Board of Directors of the Company shall have determined in good faith, after consultation with one or more investment banking firms, that the price to be paid to DCG for the CSBI Securities to be sold in such Section 4 Transfer is not less than ninety percent (90%) of the then fair market value of such CSBI Securities; and PROVIDED FURTHER, that nothing contained in this agreement, including, without limitation, this Section and Section 4, shall restrict DCG's ability to Transfer one or more shares of Preferred Securities to the Company upon a redemption thereof;

     (ii)     the General Partner shall remain the sole general partner of DCG;

    (iii) the General Partner shall not issue any additional shares of its capital stock; and

     (iv) each of the DCG Shareholders agrees, severally but not jointly, that such Person shall not Transfer, directly or indirectly, any limited partnership interest (or any rights therein, or any other equity or debt instrument that such DCG Shareholder may own now or in the future) in DCG, except in each case to another DCG Shareholder or to a Permitted Assignee.

    (b) Without the prior consent of the holders of at least two-thirds in value of the CSBI Securities held by the DCG Shareholders and the Purchaser Shareholders (determined in the manner specified in the immediately following sentence), no DCG Shareholder may Transfer, directly or indirectly, any shares of the capital stock (or any rights therein, or any other equity or debt instrument that such DCG Shareholder may own now or in the future) of the General Partner. In calculating the value of CSBI Securities or other Senior Securities for purposes of determining whether the requisite number of Shareholders have consented to an action for purposes of this Agreement,
(x) Common Stock shall be valued at $4.81 per share, (y) Preferred Securities shall be valued at the Liquidation Value per share thereof, and (z) each Series B Warrant shall be valued by multiplying the maximum number of shares of Common Stock which may be acquired upon the exercise thereof by $4.81. In determining the value of the CSBI Securities or other Senior Securities held by the DCG Shareholders for purposes of the immediately preceding sentence, each DCG Shareholder shall be deemed to own the amount of CSBI Securities that such Person would own assuming DCG and the General Partner were liquidated as of that date. Nothing contained in this Agreement shall affect the rights and obligations of the DCG Shareholders under that certain Amended and Restated Shareholder Agreement dated as of February 20, 1996 to which the General Partner, DCG and the

Shareholders of the General Partner are parties, including without limitation the right of first refusal contained therein.

    (c) Notwithstanding anything else contained in this Agreement and except as provided in the immediately following sentence, until such time as the respective obligations of the parties under Section 7 and Section 10 of this Agreement no longer are in effect, no distribution of proceeds of any Transfer of CSBI Securities or any other equity or debt instrument of the Company that it owns, now or in the future, may cause the net assets of the Partnership to be less than the lesser of (x) $15,000,000 or (y) 150% of the "Aggregate Purchase Price" of all Eligible Securities then outstanding (were the Put Option exercised at the time of such Transfer), valuing the Common Stock that DCG continues to hold at the price per share paid in the most recent Transfer by DCG. Nothing contained in this Agreement shall be construed to restrict the DCG's ability to transfer to its partners the proceeds received by DCG upon one or more Series A Transfers or upon an exercise by one or both Purchasers of the right to purchase the Call Securities pursuant to Section 11 hereof.

    (d) Notwithstanding the termination of Section 2(a) hereof, DCG shall remain in existence and, except in accordance with Section 4 hereof, may not, directly or indirectly, Transfer any Common Stock (or any interest therein) without the prior consent of the holders of at least two-thirds in value of the Eligible Securities and the shares of any other Senior Securities (determined in the manner specified in Section 2(b) hereof) then held by the Purchaser Shareholders if, as a result of such Transfer by DCG, (x) any Purchaser Shareholder that is not a Qualified Holder would own ten percent (10%) or more of the Voting Securities or twenty-five percent (25%) or more of the Company's shareholders' equity and (y) on a pro forma basis giving effect to such proposed Transfer by DCG, a holder described in clause (x) would own a greater percentage of Voting Securities than any other holder of Voting Securities.

    3.   RESTRICTIONS ON TRANSFER OF SECURITIES BY PURCHASERS.

    (a) Each of MDP and Olympus agrees, severally but not jointly, that without the prior consent of the FRB it will not Transfer any CSBI Securities, except pursuant to one of the following exceptions:

      (i) Transfers to the Company or DCG, provided that, in the case of a Transfer to DCG, at the time of such Transfer DCG is a registered bank holding company and a controlling shareholder of the Company within the meaning of Regulation Y, promulgated under the BHC Act, as then in effect or any successor regulation,

     (ii)     Transfers in a widely dispersed public offering,

       (iii) Transfers in a private sale in which each transferee will hold less than two percent (2%) of the Common Stock on a fully diluted basis,

        (iv) Transfers to a transferee who is acquiring more than fifty percent (50%) of the Common Stock without taking into account securities transferred by the applicable Purchaser, or

         (v) Transfers that comply with the volume and manner of sale limitations contained in Rule 144, promulgated by the U.S. Securities and Exchange Commission, as then in effect or any successor rule,

        (vi)  Transfers pursuant to the co-sale provisions of Section 4 hereof,

       (vii) Transfers of any non-Common Stock security if, following such Transfer, such security will no longer be convertible into or exchangeable for Common Stock, and

      (viii) Transfers as part of a pro rata distribution to the limited partners of the applicable Purchaser, provided that no such limited partner will thereby hold five percent (5%) or more of the Common Stock and Common Stock Equivalents then outstanding.

    (b) This Section 3 shall no longer be applicable to a Purchaser if such Purchaser provides the Company with evidence reasonably satisfactory to the Company and its counsel (which evidence may include discussions with the FRB, if the Purchaser or the Company reasonably deems such discussions to be necessary to clarify then existing statutes, regulations or published policy guidelines) that (i) such Purchaser does not then own, or have the potential ability to acquire (under the express terms of Common Stock or other CSBI Securities that the Purchaser then owns), Common Stock or other CSBI Securities that, currently or upon the occurrence of any subsequent event, are or may become convertible into or exchangeable or exercisable for Common Stock, which in the aggregate could represent fifteen percent (15%) or more of the Common Stock outstanding on a pro forma basis, and (ii) DCG or another shareholder owns a greater percentage of Common Stock and Common Stock Equivalents.

    4.   PURCHASER SHAREHOLDER CO-SALE RIGHTS -- DCG.

    (a) Until the later of such time as (x) the respective obligations of the parties under Section 7 and Section 10 of this Agreement no longer are in effect and (y) no Purchaser Shareholder holds any shares of Series A Capital Securities or Series E Preferred Stock, whenever DCG desires to Transfer all or any CSBI Securities owned by it to any Person that is not a partner of DCG or an Affiliate of such a partner (excluding CSBI for this purpose), each Purchaser Shareholder shall have the right to sell to DCG's proposed transferee, as a condition to such

Transfer by DCG, at the same price per share and on the same terms and conditions as involved in such Transfer, an Equivalent Amount (as defined herein) of CSBI Securities.

    (b) The "Equivalent Amount" of CSBI Securities which a Purchaser Shareholder shall be entitled to sell to the proposed DCG transferee shall be determined as follows: each Purchaser and all of its Permitted Assignees shall have the right to sell, in the aggregate, the same number of shares of each series or class of CSBI Securities that DCG proposes to Transfer. As among a Purchaser and its Purchaser Assignees, the right to sell CSBI Securities to the proposed DCG transferee will be allocated pro rata based upon the relative ownership of that class of security, treating all classes of Common Stock as a single class for such purposes. For example, if MDP were to Transfer one-quarter of the Common Stock acquired by it to several Purchaser Assignees and subsequently DCG were to propose to Transfer 100 shares of Common Stock, the Purchaser Shareholders' right to sell shares of Common Stock to the DCG transferee would be allocated as follows: (x) MDP -- 75 shares of Common Stock,
(y) Purchaser Assignees, in the aggregate -- 25 shares of Common Stock, and
(z) Olympus -- 100 shares.

    (c) If DCG wishes to make a Transfer which is subject to co-sale rights set forth in this Section 4 (a "Section 4 Transfer"), DCG shall give to each Purchaser Shareholder notice of such proposed Section 4 Transfer (including price, name of the transferee and other material terms) (a "Co-Sale Notice"). Such Co-Sale Notice shall be given at least sixty (60) days prior to the date of the proposed Section 4 Transfer. If a Purchaser Shareholder desires to participate in such Section 4 Transfer, such Purchaser Shareholder shall notify DCG in writing of such intention within thirty (30) days after the delivery of Co-Sale Notice to the Purchaser Shareholder (the "Co-sale Notice Period").

    (d)  DCG and each participating Purchaser Shareholder (each a
"Participant") shall sell to the proposed DCG transferee all, but not less than all, of the CSBI Securities proposed to be sold by them, which sale shall be at the price and upon the other terms and conditions, if any, specified in the Co-Sale Notice.

    (e) Each Participant shall effect its participation in the Section 4 Transfer by promptly delivering to the proposed transferee one or more certificates, accompanied by one or more duly executed stock powers (which stock powers shall be guaranteed within the meaning of Section 8-312(1) of the Uniform Commercial Code), which certificates shall represent in the aggregate the number of shares of CSBI Securities which such Participant has elected to sell in such
Section 4 Transfer.

    (f) The stock certificate or certificates that the Participant delivers pursuant to Section 4(e) shall be transferred to the proposed purchaser in consummation of the Section 4 Transfer pursuant to the terms and conditions specified in the Co-Sale Notice, and the purchaser shall concurrently therewith remit to DCG and each such Participant that portion of the sale proceeds to which DCG and each such Participant is entitled by reason of its participation in such Section 4 Transfer. To the extent that any prospective purchaser, or purchasers, prohibit such assignment or otherwise refuse to purchase shares or other securities from a Participant exercising its right of co-sale in a Section 4 Transfer, DCG shall not sell to such prospective purchaser or purchasers any CSBI Securities unless and until, simultaneously with such sale, DCG shall purchase from each such Participant the amount of CSBI Securities that the Participant elected to sell in such Section 4 Transfer in accordance with subsection (c).

    (g) The exercise or non-exercise of the rights of the Purchaser Shareholders to participate in one or more Section 4 Transfers shall not adversely affect their rights to participate in subsequent Section 4 Transfers.

    (h) If none of the Purchaser Shareholders elects to exercise its right of co-sale pursuant to this Section 4, DCG shall be free for a period of sixty
(60) days after the expiration of the Co-sale Notice Period to sell the CSBI Securities proposed to be sold on the terms and conditions described in the Co-Sale Notice to the Purchaser Shareholders. If such Section 4 Transfer is not consummated within such sixty (60) day period, DCG shall not be free to sell any of shares of CSBI Securities without again complying with the provisions of this
Section 4.

    5.   RESTRICTION ON KELLER SHARES.

    (a) Until the earlier of (x) the termination of the transfer restrictions set forth in Section 2(a) of this Agreement or (y) Keller's death or disability (as defined in the Employment Agreement), neither Keller nor any Permitted Assignee of Keller shall Transfer any Common Stock (or any interest therein) held by Keller on the date hereof or hereafter acquired, except pursuant to (i) a Change in Control, (ii) a Qualified Offering, (iii) a transfer to any Permitted Assignee or (iv) a Transfer pursuant to the co-sale right set forth in
Section 5(b) hereof (a "Section 5 Transfer"); PROVIDED, HOWEVER, that in the case of a Section 5 Transfer, prior to the completion of such Transfer the Board of Directors of the Company shall have determined in good faith, after consultation with one or more investment banking firms, that the price to be paid to Keller for the Common Stock to be sold in such Section 5 Transfer is not less than ninety percent (90%) of the then fair market value of the Common Stock; and PROVIDED, FURTHER, that if the Company terminates, with or without cause, the Keller Employment Agreement, Keller and any Permitted Assignee of Keller collectively may sell up to an aggregate of 60,000 shares of Common Stock (as adjusted for any stock split, stock dividends or other similar distributions to the holders of Common Stock).

    (b) Keller may Transfer Common Stock (or any interest therein) to any Person that is not a partner of DCG or an Affiliate of such a partner (excluding CSBI for this purpose) if, as a condition to such Transfer, each Purchaser Shareholder shall have the right to sell to Keller's proposed transferee, at the same price per share and on the same terms and conditions as involved in such Transfer, up to the Proportionate Amount (as defined herein) of Common Stock. The "Proportionate Amount" of Common Stock which a Purchaser Shareholder shall be entitled to sell to the proposed Keller transferee shall be equal to that number of shares of Common Stock as bears the same ratio to the amount of shares to be transferred by Keller as the value of Keller's direct and indirect investment in CSBI immediately prior to such Transfer bears to the value of the CSBI Securities and other Senior Securities then held by such Purchaser Shareholder, such value being determined in accordance with Section 2(b) of this Agreement but excluding (x) any shares of Restricted Stock within the meaning of the Keller Employment Agreement and (y) the value of any unexercised stock options the Company has granted to Keller. For example, if the value of Keller's direct and indirect investment in CSBI is $1,000 and the value of CSBI Securities and other Senior Securities held by each Purchaser Shareholder is $20,000, if Keller should propose to Transfer $100 of Common Stock, each Purchaser Shareholder would have the right to Transfer up to $2,000 of Common Stock to the Keller transferee. The notice and other provisions applicable to a
Section 4 Transfer shall apply to a Section 5 Transfer.

    6. MARKET STAND-OFF. DCG and Keller respectively agree that for so long as this Agreement remains in effect, such Person shall not effect any public sale or distribution of CSBI Securities, during the seven days prior to and during the 120-day period beginning on the effective date of any underwritten registration demanded by one or more Purchaser Shareholders pursuant to Section 2(a) of the Purchaser Registration Agreement, unless the underwriters managing the registered public offering that is the subject of Purchaser Registration Agreement otherwise agree.

    7.   PUT OPTION.

    (a) At any time after the fifth (5th) anniversary of the Funding Date, one or more Purchaser Shareholders holding twenty percent (20%) or more, in the aggregate, of the value of the then outstanding Eligible Securities (determined in accordance with Section 2(b) of this Agreement) shall have the right to sell all of such Purchaser Shareholders' Eligible Securities to DCG on the terms and conditions set forth in this Section 7, which right is sometimes referred to herein as the "Put Option."

    (b) Notice of an exercise of the Put Option (a "Put Exercise Notice") shall be in writing, specifying the number and type of Eligible Securities covered by such Put Exercise Notice, and sent concurrently to DCG and the Company in the manner specified in this Agreement for notices generally. Within five (5) Business Days after the receipt of a Put Exercise Notice, the Company shall send a copy of the Put Exercise Notice and this Agreement to each other Purchaser Shareholder. Each such other Purchaser Shareholder shall have the right to include Eligible Securities in the put that is subject to the Put Exercise Notice, provided that the Purchaser Shareholder gives written notice to DCG and the Company within twenty (20) Business Days after the Company distributes the copy of the Put Exercise Notice. The notification provided by such Purchaser Shareholder shall specify the number and type of Eligible Securities beneficially owned by such Purchaser Shareholder. Each Purchaser Shareholder that avails itself of the Put Option (collectively, the "Participating Shareholders") must put to DCG all Eligible Securities that it beneficially owns. The Put Option may not be exercised more than once in any one hundred twenty (120)-day period. By written notice to DCG and the Company delivered not later than ninety (90) days after DCG's receipt of a Put Exercise Notice, any Participating Shareholder may unilaterally withdraw all of such Participating Shareholder's Eligible Securities from the put covered by such Put Exercise Notice, and such withdrawal shall in no way prejudice such Purchaser Shareholder's right to thereafter put Eligible Securities to DCG in accordance with this Section 7.

    (c) The purchase price payable by DCG for the Eligible Securities shall be as follows: (i) for the Special Common, the purchase price shall be the greater of the Special Common Liquidation Preference Amount or the per share Exit Value of the Class B Common Stock; (ii) for other Common Stock and any Series B Warrant, the Common Stock shall be valued at the Exit Value per share, PROVIDED, HOWEVER, that with respect to any exercise of the Put Option after a Sale of the Company, the Exit Value of the Common Stock shall be equal to the "Market Value" of the Common Stock as defined in the Series B Warrants; and (iii) for the Series B Preferred Stock, the purchase price shall be the Redemption Price of the Series B Preferred Stock as specified in the Amended and Restated Charter.

    (d) The Exit Value shall be determined by a nationally recognized investment banking firm selected by DCG from among three firms designated by the Purchaser Shareholder that delivers the relevant Put Exercise Notice. The Company shall pay the reasonable fees and expenses of such investment banking firm.

    (e)  The aggregate purchase price payable upon an exercise of the Put
Option is referred to as the "Aggregate Purchase Price." Not later than the Settlement Date, DCG shall pay the Aggregate Purchase Price in immediately available funds to a paying agent mutually acceptable to DCG and the Purchaser Shareholder that delivered the relevant Put Exercise Notice. Upon the paying agent's receipt of the certificates representing a Participating Shareholder's Eligible Securities accompanied by one or more duly executed stock powers (which stock powers shall be guaranteed within the meaning of Section 8-312(1) of the Uniform Commercial Code), the paying agent shall release the purchase price for such Eligible Securities to the Participating Shareholder. All rights under and with respect to all Eligible Securities put to DCG by Participating Shareholders, including, without limitation, dividend and voting rights, shall transfer from the applicable Participating Shareholder to DCG as of the Settlement Date, provided only that DCG shall have placed in escrow with the paying agent the full amount of the Aggregate Purchase Price on or before such date, and a Participating Shareholder shall thereafter have no rights with respect to such Eligible Securities other than to receive the applicable purchase price therefor from the paying agent; PROVIDED, HOWEVER, that this sentence shall in no way affect any right a Participating

Shareholder may have against the Company or any other Person arising out of facts or circumstances occurring prior to DCG's receipt of the Put Exercise Notice.

    (f) If, prior to the Settlement Date, (i) the Company enters into a definitive agreement for a Business Combination, (ii) DCG has entered into a binding agreement to vote in favor of such Business Combination, and (iii) the only material conditions to such Business Combination are regulatory approval and shareholder approval (for the Company and, if applicable, the acquiror), then the Settlement Date shall be extended until the earlier of (x) the three hundred sixtieth (360th) day after DCG receives the Put Exercise Notice or (y) the tenth (10th) Business Day after termination of such definitive agreement. In no event, shall the Settlement Date be extended beyond the three hundred sixtieth (360th) day after the DCG receives the Put Exercise Notice.

    (g) If DCG fails to deliver the Aggregate Purchase Price to the paying agent on or before the Settlement Date, DCG shall deliver, as liquidated damages, a ratable portion of the "Liquidated Damages Settlement" (as defined herein) to the Participating Shareholders. The Liquidated Damages Settlement means cash or Common Stock, as determined by the Participating Shareholders entitled to a majority of the Aggregate Purchase Price, which Liquidated Damages Settlement shall have an aggregate value equal to the percentage of $10 million that the Aggregate Purchase Price represents to the Aggregate Purchase Price that DCG would have been obligated to pay if all Eligible Securities outstanding on the Settlement Date were then put to DCG at that time. For purposes of the Liquidated Damages Settlement, the Class B Common Stock shall be valued at "Market Value" as defined in the Series B Warrants. Notice of the Participating Shareholders' election to receive the Liquidated Damages Settlement in cash or stock (the "Settlement Notice") shall be in writing and, subject to the next following sentence, may be delivered by the Participating Shareholder at any time, whether prior to, on or after the applicable Settlement Date. The Settlement Notice shall be given not later than twenty (20) Business Days after DCG notifies the Participating Shareholders in writing that it will not deliver the Aggregate Purchase Price to the paying agent on or before the Settlement Date. On or before the later of (x) three (3) Business Days after receipt of the Settlement Notice or (y) the Settlement Date, DCG shall deliver the Liquidated Damages Settlement to a paying agent reasonably acceptable to DCG and the Participating Shareholder that delivered the Put Exercise Notice. If DCG satisfies its obligations under the immediately preceding sentence, the Liquidated Damages Settlement shall be the Participating Shareholders' sole and exclusive remedy for DCG's breach of its obligations under this Section 7, and in all other circumstances involving DCG's failure to deliver the Aggregate Purchase Price to the paying agent on or before the Settlement Date, DCG shall be liable to the Participating Shareholders for all reasonable fees and expenses of the Participating Shareholders (including, without limitation, legal, accounting and consulting fees) incurred in connection with the enforcement of this provision of this Section 7(g), as well as any damages incurred by the Participating Shareholders as a consequence of DCG's failure to deliver the Liquidated Damages Settlement on a timely basis.

    (h) The Company agrees that, at the request of any Participating Shareholder, the Company shall exchange shares of non-voting Class C Common Stock for Class B Common Stock contemporaneously with the Settlement Date.

    (i) Each DCG Shareholder agrees, severally but not jointly, that such Person shall not take any action, whether in such Person's capacity as a director or shareholder of the General Partner, a limited partner of the Partnership or a shareholder of the Company, that reasonably could be expected to adversely affect or delay any matter approved by a majority of the directors of the General Partner in connection with any exercise of the Put Option, including, without limitation, any matter pertaining to the Liquidated Damages Settlement.

    (j) The Put Option shall terminate under the following circumstances, whether occurring prior to or after DCG's receipt of a Put Exercise Notice:

           (A) upon the completion of a Qualified Offering prior to the Settlement Date, or

           (B) following a Sale of the Company, with respect to any Purchaser Shareholder upon the later of

                   (I) such date as the Purchaser Shareholder shall have Transferred, in the aggregate, in one or more Transfers, fifty percent (50.0%) or more of the Eligible Securities that such Purchaser Shareholder (together with its predecessors in interest) owned immediately following the Sale of the Company,

                   (II) the Eligible Securities received as a consequence of the Sale of the Company have been registered under the Securities Act of 1933, as amended (the "Securities Act"), unless the issuance of such Eligible Securities was exempt from the registration requirements of the Securities Act by virtue of
              Section 3(a)(10) thereof (or any successor provision), and

                   (III) the Eligible Securities received as a consequence of the Sale of the Company are freely transferable and not subject to any lock-up or other legal or contractual restrictions that the Purchaser Shareholder has entered into at the request of the Company or that have been imposed by any governmental authority in connection with the Business Combination constituting the Sale of the Company or otherwise; PROVIDED, HOWEVER, that a requirement that the Eligible Securities be sold in accordance with the terms of Rule 145 under the Securities Act shall not be deemed to be a restriction for purposes of this clause (III) as to any Purchaser Shareholder that would be permitted under Rule 145 to sell all of such Purchaser Shareholder's Eligible Securities in a single transaction without an effective registration statement under the Securities Act; or

              (C) with respect to any Purchaser Shareholder, if such Purchaser Shareholder Transfers, other than in a Section 4 Transfer or a
         Section 5 Transfer, Voting Securities constituting Eligible Securities to a transferee that does not become a Purchaser Shareholder within the meaning of this Agreement, the Put Option shall terminate immediately as to that Purchaser Shareholder and such transferee.

    Notwithstanding any other provision of this Agreement, a distribution of Eligible Securities by a Purchaser Shareholder to any of its partners shall be a Transfer within the meaning of clause (B)(I) of this subsection, whether or not such partner is a Purchaser Assignee.

    (k) So long as the Put Option remains in effect, each Purchaser Shareholder shall give DCG notice of any Transfer of Eligible Securities, which notice shall specify each type and number of Eligible Securities transferred, the name of the transferee, the effective date of the Transfer and whether such transferee is a Purchaser Assignee.

    8.   SUCCESSOR PURCHASER SHAREHOLDERS.

    (a) A transferee of Eligible Securities from a Purchaser, or from a prior Purchaser Shareholder, may (but shall not be required to) become a party to this Agreement, and thereby become entitled to enforce the rights accorded under this Agreement (subject in all events to the burdens on Purchaser Shareholders as set forth herein) by the execution and delivery to each of the Company, Keller, DCG, the General Partner and the DCG Shareholders of a counterpart Affirmation Agreement (the "Affirmation Agreement") in the form attached hereto as EXHIBIT A, whereupon the transferee shall be deemed to be a Purchaser Shareholder for all purposes of this Agreement, with full power to enforce the obligations of DCG, the General Partner and the DCG Shareholders hereunder.
Upon the receipt of an executed Affirmation Agreement, the Company shall update
SCHEDULE 13 to reflect the addition of such Purchaser Shareholder and shall distribute such updated SCHEDULE 13 to each of the Shareholders.

    (b) The Company shall not close its books against the transfer of any of its capital stock in any manner which prejudices the rights of the any Purchaser Shareholder under the Securities Purchase Agreement or any of the documents executed by the Purchasers and the Company in connection therewith.

    9.   RESTRICTIVE LEGENDS.

    (a) So long as DCG or Keller, as applicable, are subject to the restrictions on transfer set forth in Sections 2, 4, 5, 6 or 11 of this Agreement, all certificates representing the CSBI Securities held by DCG or Keller, as applicable shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under this Agreement or federal or state securities laws:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN A CERTAIN SHAREHOLDER AGREEMENT BETWEEN THE COMPANY AND THE
         SHAREHOLDERS NAMED THEREIN DATED JUNE [   ], 1997 (THE
         "SHAREHOLDER AGREEMENT"). A COPY OF SUCH AGREEMENT IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY."

    (b) So long a Purchaser Shareholder is subject to the restrictions on transfer set forth in Section 3 of this Agreement, all certificates representing the CSBI Securities held by such Purchaser Shareholder shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under this Agreement or federal or state securities laws:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN A CERTAIN SHAREHOLDER AGREEMENT BETWEEN THE COMPANY AND THE
         SHAREHOLDERS NAMED THEREIN DATED JUNE [   ], 1997 (THE
         "SHAREHOLDER AGREEMENT"). A COPY OF SUCH AGREEMENT IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY."

    (c) So long as the respective obligations of the parties under Section 7 and Section 10 of this Agreement remain in effect, all certificates representing Common Stock shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under this Agreement or federal or state securities laws:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE VOTING PROVISIONS SET FORTH IN A CERTAIN SHAREHOLDER
         AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDERS NAMED
         THEREIN

         DATED JUNE [   ], 1997 (THE "SHAREHOLDER AGREEMENT"). A COPY OF SUCH
         AGREEMENT IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY."

    10.  ELECTION OF DIRECTORS.

         (a) Each Purchaser Shareholder agrees, severally but not jointly, as follows:
           (i) Until the later of such time as (x) the respective obligations of the parties under Section 7 and this Section 10 of this Agreement no longer are in effect and (y) no Purchaser Shareholder holds any shares of Series A Capital Securities or Series E Preferred Stock, at each annual meeting of the shareholders of the Company, and at each special meeting of the shareholders of the Company called for the purpose of electing directors of the Company and at any time at which shareholders of the Company shall have the right to, or shall, vote, at a meeting or by written consent, for directors of the Company, then, and in each event, each Purchaser Shareholder and Keller shall vote (unless expressly prohibited from doing so by the FRB), by written consent or in person or by proxy, that portion of such Person's Voting Securities that constitute Delegated Shares (as hereinafter defined) in favor of the director nominees specified by DCG as provided below (the "Specified Nominees") constituting up to a majority of the members of the Company's Board of Directors (for example, five of nine directors or six of eleven directors). As used herein, a party's "Delegated Shares" shall mean all Voting Securities then owned by such party and entitled to vote in the election of directors or such lesser number of Voting Securities as is equal to (x) the fraction consisting of all of such party's Voting Securities then entitled to vote in the election of directors divided by the sum of the Voting Securities entitled to vote that are then held by Purchaser Shareholders and those held by Keller, multiplied by (y) a number of shares equal to the arithmetic difference between forty-eight percent (48.0%) of all Voting Securities then outstanding and entitled to vote in the election of directors minus the sum of the Voting Securities then held by DCG and the Voting Securities then held by Keller. Consistent with the foregoing, each Purchaser Shareholder and Keller may vote any of such party's Voting Securities that do not constitute Delegated Shares for any nominee for director, whether or not a Specified Nominee, in such party's discretion.

          (ii) DCG shall give all other Shareholders who are parties to this Agreement notice specifying the individuals who shall be the Specified Nominees. In the absence of such notice, each Purchaser Shareholder and Keller shall vote to reelect the Specified Nominees then serving and previously specified by DCG. The Purchaser Shareholders and Keller shall not vote to remove any member of the Board of Directors who was a Specified Nominee unless DCG shall likewise so vote. Any vacancy on the

    Board of Directors created by the resignation, removal, incapacity or death of any Specified Nominee shall be filled by another Person specified by DCG. The parties hereto shall vote their respective Delegated Shares in accordance with such new specification, and any such vacancy shall not be filled in the absence of new specification by the applicable designating party or parties.

         (b) Each of the Purchasers, DCG and the DCG Shareholders agree, severally but not jointly, as follows:

           (i)     Whenever a Purchaser Shareholder is entitled pursuant to
    Section 9.3 of the Securities Purchase Agreement to designate a Director Designee (as defined in the Securities Purchase Agreement) and the election of such a Director Designee would not violate any commitment made to any federal or state regulator of the Company, and until the later of such time as (x) the respective obligations of the parties under Section 7 and this
    Section 10 of this Agreement no longer are in effect and (y) no Purchaser Shareholder holds any shares of Series A Capital Securities or Series E Preferred Stock, at each annual meeting of the shareholders of the Company, and at each special meeting of the shareholders of the Company called for the purpose of electing directors of the Company and at any time at which shareholders of the Company shall have the right to, or shall, vote, at a meeting or by written consent, for directors of the Company, then, and in each event, each of DCG, Keller, the DCG Shareholders and the other Purchaser Shareholders shall vote (unless expressly prohibited from doing so by the FRB), by written consent or in person or by proxy, all of such Person's Voting Securities in favor of the Director Designee specified by such Purchaser Shareholder as provided below.

          (ii)     Each Purchaser Shareholder that is entitled pursuant to
    Section 9.3 of the Securities Purchase Agreement to designate a Director Designee shall give all other Shareholders who are parties to this Agreement notice specifying the individual who shall be the Director Designee of such Purchaser Shareholder. In the absence of such notice, each other Purchaser Shareholder, DCG and the DCG Shareholders shall vote to reelect the Director Designee then serving and previously specified by such Purchaser Shareholder. Each other Purchaser Shareholder, DCG and the DCG Shareholders shall not vote to remove a Purchaser Shareholder's Director Designee unless such Purchaser Shareholder shall likewise so vote. Any vacancy on the Board of Directors created by the resignation, removal, incapacity or death of a Purchaser Shareholder's Director Designee shall be filled by another Person specified by such Purchaser Shareholder. The parties hereto shall vote their respective Voting Securities in accordance with such new specification, and any such vacancy shall not be filled in the absence of new specification by the applicable Purchaser Shareholder.

    11.  CALL OPTION AND RECIPROCAL RIGHTS FOR SERIES A CAPITAL SECURITIES.

    (a) Subject to compliance with subsections (b) and (d) of this Section, each Purchaser shall have the right, exercisable from time to time, to purchase up to fifty percent (50%) of each tranche of Call Securities then held by DCG at the purchase price per share specified in subsection (b) of this Section. For purposes of this Section, the Series B Warrant purchased by DCG as of the Funding Date shall be allocated among the Purchasers based upon the number of shares of Common Stock purchasable upon the full exercise thereof. Upon the exercise of the right to purchase less than all of the remaining Call Securities that a Purchaser is entitled to purchase, such Purchaser must acquire a proportionate share of each tranche of Call Securities then held by DCG. A Purchaser must give DCG notice of the exercise of the right to purchase the Call Securities not later than ten (10) days prior to the proposed settlement date. No settlement date for the purchase of Call Securities shall be later than the earlier of (x) [June [ ], 1999] [Add: the second anniversary of the Funding Date] or (y) thirty (30) days after the completion of a Series A Transfer, or
(z) the consummation of a Sale of the Company.

    (b) The purchase price for the Call Securities shall be as follows: (i) for the Series A Capital Securities or Series E Preferred Stock, an amount per share equal to the net Subscription Price (as defined in the Securities Purchase Agreement) paid by DCG for the Series A Capital Securities (i.e., giving effect to the 1% Commitment Fee, as defined in the Securities Purchase Agreement) plus any accrued but unpaid interest or dividends on such Preferred Securities,
(ii) for the Series B Preferred Stock and a pro rata portion of the Series B Warrant, an amount per share equal to the net Subscription Price paid for the Series B Preferred Stock and the Series B Warrants, plus any accrued but unpaid dividends on the Series B Preferred Stock, and (iii) for the Special Common Stock, an amount per share equal to $4.7619 (i.e., the net Subscription Price paid for the Special Common Stock) plus, if applicable, the Interest Adjustment (as defined herein). If the settlement date for the purchase of the Call Securities is on or before [October [ ], 1997] [Add: the 120th day after the Funding Date], the Interest Adjustment shall be zero; if the settlement date for the purchase of the Call Securities is after [October [ ], 1997] [Add: the 120th day after the Funding Date], the price per share for the Special Common Stock will be increased by an amount (the "Interest Adjustment") equal to $.0008936 multiplied the number of days elapsed from [October [ ], 1997] [Add: the 121st day after the Funding Date] through the settlement date, inclusive. The purchase price for the Call Securities shall be payable in immediately available funds against receipt of the certificates representing the portion of the Call Securities being purchased, accompanied by one or more duly executed stock powers (which stock powers shall be guaranteed within the meaning of Section 8-312(1) of the Uniform Commercial Code).

    (c) Notwithstanding any other provision of this Agreement, for so long as the right to purchase the Call Securities is exercisable, DCG shall not, without the prior consent of the Purchasers, exercise the Series B Warrant, convert any of the Preferred Securities (other than as part of a mandatory conversion initiated by other holders of the relevant class of Preferred Securities), waive any right applicable to the Call Securities or Transfer any of the Call Securities, other than a Transfer of one or more shares of Preferred Securities to the Company upon a redemption thereof.

    (d) No Purchaser shall be entitled to purchase Call Securities unless such Purchaser provides the Company with evidence reasonably satisfactory to the Company and its counsel (which evidence may include discussions with the FRB, if the Purchaser or the Company reasonably deems such discussions to be necessary to clarify then existing statutes, regulations or published policy guidelines) that such purchase of Call Securities would not cause (x) the Purchaser's investment in the Company to equal fifteen percent (15%) or more of the Company's shareholders' equity as of the most recent month end preceding such purchase, allocating to any series of Preferred Securities held by such Purchaser the Liquidation Value thereof and allocating to the Common Stock held by such Purchaser its pro rata share of the Company's equity available for the holders of Common Stock or (y) the Purchaser to then own, or have the potential ability to acquire (under the express terms of Common Stock or other CSBI Securities that the Purchaser then owns), Common Stock or other CSBI Securities that, currently or upon the occurrence of any subsequent event, are or may become convertible into or exchangeable or exercisable for Common Stock, which in the aggregate could represent twenty-five percent (25%) or more of the Common Stock outstanding on a pro forma basis.

         (e) DCG and each of the Purchaser Shareholders agree that (x) if any of such parties proposes to effect a Series A Transfer, each other holder of Series A Capital Securities shall have the right to sell a pro rata portion of Series A Capital Securities in such a Series A Transfer and (y) if either MDP or Olympus or both proposes to effect a Series A Transfer in which either or both parties will sell, on or before [June [ ], 1999] [Add: the second anniversary of the Funding Date], all of the Series A Capital Securities purchased by them as of the Funding Date, such Purchaser Shareholders shall have the right to cause DCG to sell all of the Series A Capital Securities purchased by DCG as of the Funding Date, PROVIDED the purchase price per share of Series A Capital Securities to be received by DCG is not less than the net per share Subscription Price (as such term is used in Section 11(a) of this Agreement) of the Series A Capital Securities plus any accrued but unpaid interest or dividends thereon.

    12.  AMENDMENT TO CERTIFICATE OF INCORPORATION.  (a)  Following any
Series A Transfer, at a request of Purchaser Shareholders that own a majority in value (determined in the manner specified in Section 2(b) of this Agreement) of the aggregate amount of Preferred Securities then held by the Purchaser Shareholders, the Company shall cause to be approved by its Board of Directors and submitted to its shareholders an amendment to the Company's Certificate of Incorporation that would increase the maximum number of PIE Shares (as defined in the Amended and Restated Charter) that may be distributed in the aggregate to holders of Series B Preferred Stock, Series E Preferred Stock or both to such greater number(s) as may be specified in the request delivered by the Purchaser Shareholders, provided that the Purchaser Shareholders deliver to the Company evidence reasonably satisfactory to the Company and its counsel (which evidence may include discussions with the FRB, if the Purchaser or the Company reasonably deems such discussions to be necessary to clarify then existing statutes, regulations or published policy guidelines) that such increase in the maximum number of PIE Shares would not cause any Purchaser Shareholder to then own, or have the potential ability to acquire (under the express terms of Common Stock or other CSBI Securities that the Purchaser then owns), Common Stock or other CSBI Securities that, currently or upon the occurrence of any subsequent event, are or may become convertible into or exchangeable or exercisable for Common Stock, which in the aggregate could represent twenty-five percent (25%) or more of the Common Stock outstanding on a pro forma basis.

    (b) As soon as practicable after the approval by the Board of Directors of the Company of the amendment to the Company's Certificate of Incorporation referred to in subsection (a) of this Section, the Company shall use all commercially reasonable efforts to solicit shareholder approval of such amendment. Each of the Purchasers, DCG and the DCG Shareholders agree, severally but not jointly, to vote, by written consent or in person or by proxy, all of such Person's Voting Securities in favor of such amendment. Upon shareholder approval of such amendment, the Company shall file and cause the same to become effective as soon as practicable thereafter in accordance with then applicable law.

    13. REPRESENTATIONS AND WARRANTIES. Each Shareholder represents and warrants that (i) such Shareholder is the record owner of the number of shares of capital stock of the Company as set forth opposite its name on SCHEDULE 13.1 attached hereto (as amended from time to time to reflect any addition of a Purchaser Shareholder in accordance with the terms of Section 8 hereof), (ii) this Agreement has been duly authorized, executed and delivered by such Shareholder and constitutes the valid and binding obligation of such Shareholder, enforceable in accordance with its terms and does not conflict with any other agreement to which such Shareholder is a party, and (iii) such Shareholder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement. No Shareholder shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with, conflicts with or violates any provision of this Agreement.

    14.  TERMINATION.

    (a) The respective obligations of DCG, the General Partner and the DCG Shareholders under Sections 2(a) and (b), 4, 5, 6, 7, and 10 hereof, as applicable, shall terminate if (x) the holders of a majority in value of the Purchaser Shares (determined in the manner specified in Section 2(b) hereof) cease to comply with the voting obligations under Section 10 hereof, or (y) the Purchaser Shareholders transfer a majority in value of the Eligible Securities (determined in the manner specified in Section 2(b) hereof) to one or more transferees who do not enter into an Affirmation Agreement, or (z) the later of
(I) the date the Put Option has terminated in accordance with Section 7 of this Agreement or there are no Eligible Securities as to which the Put Option has not been exercised and DCG has satisfied in full its obligations under
Section 7 of this Agreement by delivering to the paying agent the Aggregate Purchase Price for the Eligible Securities and/or delivering the Liquidated Damages Settlement to the holders of the Eligible Securities and (II) the date on which no Purchaser Shareholder holds any shares of Series A Capital Securities or Series E Preferred Stock.

    (b) The obligations of the Purchaser Shareholders under Section 10 shall terminate if (x) DCG, Keller or the holders of a majority in value (determined in the manner specified in Section 2(b) hereof) of the shares of CSBI Securities held by the DCG Shareholders, as applicable, cease to comply with Sections 2(a) and (b), 4, 5, 6, 7, or 10 hereof or (y) each of the conditions set forth in clauses (z) (I) and (II) of Section 14(a) has been satisfied.

    (c) The obligations of DCG under Section 6 hereof shall terminate 120 days after the effective date of the second Permitted Registration (as defined in the Purchaser Registration Agreement) demanded by one or more of the Purchaser Shareholders pursuant to Section 2(a) of the Purchaser Registration Agreement.

    (d) Termination of this Agreement by the Purchaser Shareholders pursuant to this Section 14 shall not be the exclusive remedy for a breach of this Agreement by DCG, the General Partner, any DCG Shareholder or Keller, and shall in no way prejudice or undercut such Shareholder's right to a remedy pursuant to
Section 15.

    15. REMEDIES. The Purchaser Shareholders having rights under any provision of this Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights available at law or in equity. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement (other than Section 7, to the extent such Section provides that the Liquidated Damages Settlement shall be the sole and exclusive remedy for any breach thereof) and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of such provisions of this Agreement. Without limiting the scope of this Section, if, following a Series A Transfer, the amendment of the Company's Certificate of Incorporation referenced in Section 12 of this Agreement is not adopted on a timely basis as a result of the breach of such Section by the Company, DCG or any DCG Shareholder, the Company shall be obligated to pay an aggregate amount of $500,000 pro rata to the Purchaser Shareholders, which payment shall be in addition to any other rights available to the Purchaser Shareholders at law or in equity on account of such breach.

    16. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the respective successors, assigns, heirs, executors and administrators of the parties hereto to the extent provided in this Agreement.

    17. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telecopy or facsimile transmission with a confirmatory copy by regular mail,
(iii) sent by recognized overnight courier or (iv) sent by registered or certified mail, return receipt requested, postage prepaid. All notices, requests, consents and other communications hereunder shall be deemed to have been properly given (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if made by telex, telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next Business Day following the day such notice is delivered to the courier service or (iv) if sent by registered or certified mail, on the fifth Business Day following the day such mailing is made.

    18. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and the understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings related to such subject matter. Prior to the date hereof, each of DCG and the DCG Shareholders have been granted certain registration rights by the Company; however, notwithstanding such prior grant of registration rights, each of DCG, the General Partner and the DCG Shareholders acknowledge that the transfer restrictions set forth in Sections 2, 4, 5 and 6 hereof shall control, as applicable, each Person's right to Transfer any Common Stock, regardless of whether such Person has any registration rights with respect thereto.

    19. AMENDMENTS AND WAIVERS. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of (i) the Company, (ii) the holders of at least two-thirds in value of the Eligible Securities and the shares of any other Senior Securities held by the Purchaser Shareholders (determined in the manner specified in Section 2(b) of this Agreement) then held by the Purchaser Shareholders, (iii) DCG and the General Partner, and (iv) Keller (or his Permitted Assignees, if applicable); PROVIDED, HOWEVER, that no amendment shall impose any additional or different obligations on a DCG Shareholder without such Person's consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

    20. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    21. HEADINGS. The headings of the sections, subsections, and paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement.

    22. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

    23. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard for its principles of conflicts or laws.

    IN WITNESS WHEREOF, the undersigned have hereunto set their hands under seal as of the day and year first above written.


              COMMERCE SECURITY BANCORP, INC.

              By:
                 -------------------------------
                 Name: Robert P. Keller
                 Title:  President and Chief Executive Officer

              Jurisdiction
              of Organization:    Delaware
                              ---------------------------------------
              Mailing Address:
                              ---------------------------------------
                              ---------------------------------------
              Telephone Number:
                               --------------------------------------
              Facsimile Number:
                               --------------------------------------


              MADISON DEARBORN CAPITAL PARTNERS II, L.P.
              By: Madison Dearborn Partners II, L.P., its General Partner
              By: Madison Dearborn Partners, Inc., its General Partner


                   By:
                      ----------------------------
                      Name: Paul R. Wood
                      Title:  Vice President

              Jurisdiction
              of Organization:
                              --------------------------------
              Mailing Address:
                              --------------------------------
                              --------------------------------
              Telephone Number:
                               -------------------------------
              Facsimile Number:
                               -------------------------------

SIGNATURE PAGE
(con't)

              OLYMPUS GROWTH FUND II, L.P.
              By:  OGP II, L.P., its general partner
              By:  Conroy, L.L.C., its general partner


                   By:
                      ------------------------------------------
                   Name:  James A. Conroy
                   Title:  Member

              Jurisdiction
              of Organization:
                              ----------------------------------
              Mailing Address:
                              ----------------------------------
                              ----------------------------------
              Telephone Number:
                               ---------------------------------
              Facsimile Number:
                               ---------------------------------

              OLYMPUS EXECUTIVE FUND, L.P.
              By:  OEF, L.P., its general partner
              By:  Conroy, L.L.C., its general partner


                   By:
                      ------------------------------------------
                   Name:  James A. Conroy
                   Title:  Member


              Jurisdiction
              of Organization:
                              ----------------------------------
              Mailing Address:
                              ----------------------------------
                              ----------------------------------
              Telephone Number:
                               ---------------------------------
              Facsimile Number:
                               ---------------------------------

SIGNATURE PAGE (con't)

              DARTMOUTH CAPITAL GROUP, L.P.
              By:  Dartmouth Capital Group, Inc., its general partner

                   By:
                      --------------------------------
                   Name: Robert P. Keller
                        ------------------------------
                   Title:   President
                         -----------------------------

              Jurisdiction
              of Organization:    Delaware
                              ----------------------------------
              Mailing Address:
                              ----------------------------------
                              ----------------------------------
              Telephone Number:
                               ---------------------------------
              Facsimile Number:
                               ---------------------------------

              DARTMOUTH CAPITAL GROUP, INC.


                   By:
                      --------------------------------
                   Name: Robert P. Keller
                        ------------------------------
                   Title:   President
                         -----------------------------

              Jurisdiction
              of Organization:    Delaware
                              ----------------------------------
              Mailing Address:
                              ----------------------------------
                              ----------------------------------
              Telephone Number:
                               ---------------------------------
              Facsimile Number:
                               ---------------------------------


              ------------------------------
              ROBERT P. KELLER

              Mailing Address:   945 Promontory Point Drive, West
                              -----------------------------------------
                                  Newport Beach, CA  92660
                              -----------------------------------------
              Telephone Number:  (714) 673-4751
                               ----------------------------------------
              Facsimile Number:   (714) 673-4751
                               ----------------------------------------

SIGNATURE PAGE (con't)


              -----------------------------------
              ERNEST J. BOCH

              Mailing Address:
                              ----------------------------------
                              ----------------------------------
              Telephone Number:
                               ---------------------------------
              Facsimile Number:
                               ---------------------------------



              -----------------------------------
              JOHN J. BYRNE

              Mailing Address:
                              ----------------------------------
                              ----------------------------------
              Telephone Number:
                               ---------------------------------
              Facsimile Number:
                               ---------------------------------


              -----------------------------------
              EDWARD A. FOX

              Mailing Address:
                              ----------------------------------
                              ----------------------------------
              Telephone Number:
                               ---------------------------------
              Facsimile Number:
                               ---------------------------------


              -----------------------------------
              CHARLES E. HUGEL

              Mailing Address:
                              ----------------------------------
                              ----------------------------------
              Telephone Number:
                               ---------------------------------
              Facsimile Number:
                               ---------------------------------

SIGNATURE PAGE (con't)


              --------------------
              K. THOMAS KEMP

              Mailing Address:
                              ----------------------------------

                              ----------------------------------
              Telephone Number:
                               ---------------------------------
              Facsimile Number:
                               ---------------------------------


              --------------------
              JEFFERSON W. KIRBY

              Mailing Address:
                              ----------------------------------

                              ----------------------------------
              Telephone Number:
                               ---------------------------------
              Facsimile Number:
                               ---------------------------------


              NORTHWOOD VENTURES

              By:
                 ---------------------------
                 Name:
                      ----------------------
                 Title:
                       ---------------------

              Jurisdiction
              of Organization:
                              ----------------------------------
              Mailing Address:
                              ----------------------------------

                              ----------------------------------
              Telephone Number:
                               ---------------------------------
              Facsimile Number:
                               ---------------------------------

SIGNATURE PAGE (con't)

              NORTHWOOD CAPITAL PARTNERS, LLC

              By:
                 ---------------------------
                 Name:
                      ----------------------
                 Title:
                       ---------------------

              Jurisdiction
              of Organization:
                              ----------------------------------
              Mailing Address:
                              ----------------------------------

                              ----------------------------------
              Telephone Number:
                               ---------------------------------
              Facsimile Number:
                               ---------------------------------


              --------------------
              JOHN J. F. SHERRERD

              Mailing Address:
                              ----------------------------------

                              ----------------------------------
              Telephone Number:
                               ---------------------------------
              Facsimile Number:
                               ---------------------------------


              BYRNE & SONS, L.P.

              By:
                 ---------------------------
                 Name:
                      ----------------------
                 Title:
                       ---------------------

              Jurisdiction
              of Organization:
                              ----------------------------------
              Mailing Address:
                              ----------------------------------

                              ----------------------------------
              Telephone Number:
                               ---------------------------------
              Facsimile Number:
                               ---------------------------------

                                      EXHIBIT A

                                AFFIRMATION AGREEMENT

    THIS AFFIRMATION AGREEMENT, dated as of ____________________ , is entered into by and among Commerce Security Bancorp, Inc., a Delaware corporation (the "Company"), and ____________________________________ ("Transferee").

    WHEREAS, Transferee is (or is proposed to be) the transferee of certain shares of capital stock of the Company (the "Shares");

    WHEREAS, the Shares were initially issued by the Company to a Shareholder subject to that certain Shareholder Agreement (the "Shareholder Agreement") dated June [___], 1997 by and among the Company, Madison Dearborn Capital Partners II, L.P., a Delaware limited partnership, Olympus Growth Fund II, L.P., a Delaware limited partnership, Olympus Executive Fund, L.P., a Delaware limited partnership, Dartmouth Capital Group, L.P., a Delaware limited partnership, Dartmouth Capital Group, Inc., a Delaware corporation, Robert P. Keller and certain shareholders of Dartmouth Capital Group, Inc. and other investors in Dartmouth Capital Group, L.P.; and

    WHEREAS, pursuant to the terms of the Shareholder Agreement, any transfer of the Shares (including the transfer to Transferee) is subject the terms of the Shareholder Agreement and, subject to certain conditions, conveys to the transferee of the Shares certain of the rights attendant to the Shares.

    NOW, THEREFORE, in consideration of Transferee's acquisition of the Shares, and for other good and valuable consideration, the receipt and sufficiency of each of which are hereby acknowledged, the Company and Transferee hereby agree as follows:

    1. Capitalized terms used herein and not otherwise defined are used with the meanings set forth in the Shareholder Agreement.

    2. Transferee hereby makes, as of the date hereof, each of the representations, warranties and covenants of a Shareholder contained in the Shareholder Agreement as though the same were restated herein in their entirety.

    3. Transferee agrees to be bound by and comply with all provisions of the Shareholder Agreement constituting restrictions on or relating to the Shares or the holder of the Shares, or with respect to the further Transfer of the Shares, and agrees to be bound by and comply with all provisions of the Shareholder Agreement granting rights to any other Person with regard to the Shares thereby becoming a party to the Shareholder Agreement.

    4. Transferee hereby acknowledges that he or she has received and reviewed a copy of the Shareholder Agreement, the Securities Purchase Agreement and the exhibits thereto, is familiar with the contents thereof, and has been afforded the opportunity to consult with counsel regarding the same prior to executing this Affirmation Agreement.

    5. This Affirmation Agreement shall be governed by the internal laws of the State of Delaware without regard to the conflict of laws provisions thereof.


    IN WITNESS WHEREOF, the parties have caused this Affirmation Agreement to be duly executed as of the day and year first recited above.


                             COMMERCE SECURITY BANCORP, INC.


                             By:
                                -------------------------------------
                                 Its:


                             TRANSFEREE:


                             ----------------------------------------

                                      SCHEDULE 1
                                          TO
                                SHAREHOLDER AGREEMENT
                                  DATED JUNE 6, 1997


                                                    SHARES OF GENERAL PARTNER
DCG SHAREHOLDERS                                           COMMON STOCK

Ernest J. Boch                                               300
John J. Byrne                                                400
Bryne & sons, l.p.                                             0
Edward A. Fox                                                195
Charles E. Hugel                                             125
Robert P. Keller                                              50
K. Thomas Kemp                                               100
Jefferson W. Kirby                                           400
Northwood Capital Partners LLC                                30
Northwood Ventures                                           120
John J.F. Sherrerd                                           125

TOTAL SHARES OUTSTANDING                                   1,945

                                    SCHEDULE 13.1
                                          TO
                                SHAREHOLDER AGREEMENT
                                  DATED JUNE 6, 1997



                                                   CSBI COMMON STOCK
DCG SHAREHOLDERS                                     HELD DIRECTLY
----------------                                   -----------------
Ernest J. Boch                                         2,260,828
John J. Byrne                                                  0
Byrne & sons, l.p.                                       409,794
Edward A. Fox                                            437,096
Charles E. Hugel                                         318,425
Robert P. Keller                                         461,852
K. Thomas Kemp                                            40,460
Jefferson W. Kirby                                       386,000
Northwood Capital Partners LLC                            75,528
Northwood Ventures                                       302,112
John J.F. Sherrerd                                       318,739